Offerings - Offering: 1	Apr. 23, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 15,092,585.00
Amount of Registration Fee	$ 2,084.29
Offering Note	The transaction valuation is calculated as the estimated aggregate maximum purchase price for common shares of beneficial interest, par value $0.001, of First Eagle Private Credit Fund (the "Fund"). The fee of $2,084.29 was paid in connection with the filing of the Schedule TO-I by the Fund (File No. 005-94121) on January 30, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The amount of filing fee is calculated at $138.10 per $1,000,000 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.